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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2000

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          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2000-B OWNER TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
                 CALIFORNIA                           333-76505                        33-0593804
        (STATE OR OTHER JURISDICTION                  333-41568           (I.R.S. EMPLOYER IDENTIFICATION NO.)
              OF INCORPORATION)               (COMMISSION FILE NUMBER)
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    19300 GRAMERCY PLACE, NORTH BUILDING
            TORRANCE, CALIFORNIA                                         90509
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 468-7332

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ITEM 5.      OTHER EVENTS

       On October 11, 2000, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of September 1, 2000 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On October 11, 2000, the Toyota Auto Receivables 2000-B Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement dated as of September 1, 2000 (the "Trust Agreement"), by and among TMCRC, as depositor, U.S. Bank Trust National Association, as owner trustee, and U.S. Bank Trust National Association, as Delaware co-trustee, (the "Trust"), TMCRC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of September 1, 2000 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on October 11, 2000, the Trust caused the issuance, pursuant to that certain Indenture dated as of September 1, 2000 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes"). $359,000,000 of the Class A-2 Notes, $342,000,000 of the Class A-3
Notes and $209,038,000 of the Class A-4 Notes were sold to Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 26, 2000, by and among TMCRC, TMCC and the Underwriters. TMCRC, TMCC and Merrill entered into a Placement Agency Agreement dated as of September 26, 2000 (the "Placement Agency Agreement"), among Merrill, TMCRC and TMCC, under which Merrill acted as agent for the sale by TMCRC to an affiliate of Merrill of $70,000,000 of the Class A-2 Notes pursuant to a Note Purchase Agreement dated as of September 26, 2000, among such affiliate of Merrill, TMCRC and TMCC, and to another affiliate of Merrill of $65,000,000 of the Class A-3 Notes pursuant to a Note Purchase Agreement dated as of September 26, 2000, among that affiliate of Merrill, TMCRC and TMCC. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File No. 333-76505) and Registration Statement on Form S-3 (Commission File No. 333-41568).

       Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

       Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 1.2 is the Placement Agency Agreement, as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement and as Exhibit 4.5 is the Administration Agreement.

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                                  EXHIBIT INDEX

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

       The exhibit number corresponds with Item 601(a) of Regulation S-K.

       EXHIBIT
       NUMBER       DESCRIPTION
       -------      -----------

         1.1 Underwriting Agreement dated as of September 26, 2000, by and among TMCRC, TMCC and the Underwriters.

         1.2 Placement Agency Agreement dated as of September 26, 2000, by and among Merrill, TMCRC and TMCC.

         4.1 Sale and Servicing Agreement dated as of September 1, 2000, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

         4.2 Indenture dated as of September 1, 2000, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee.

         4.3 Receivables Purchase Agreement dated as of September 1, 2000, by and between TMCRC, as purchaser, and TMCC, as seller.

         4.4 Trust Agreement dated as of September 1, 2000, by and among TMCRC, as depositor, U.S. Bank Trust National Association, as owner trustee, and U.S. Bank Trust National Association, as Delaware co-trustee.

         4.5 Administration Agreement dated as of September 1, 2000, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                 TOYOTA MOTOR CREDIT RECEIVABLES
                                                 CORPORATION


October 26, 2000                                 By: /s/ LLOYD MISTELE
                                                 -------------------------------
                                                 Name: Lloyd Mistele
                                                 Title: President

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                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

   1.1 Underwriting Agreement dated as of September 26, 2000, by and among TMCRC, TMCC and the Underwriters.

   1.2 Placement Agency Agreement dated as of September 26, 2000, by and among Merrill, TMCRC and TMCC.

   4.1 Sale and Servicing Agreement dated as of September 1, 2000, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

   4.2 Indenture dated as of September 1, 2000, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee.

   4.3 Receivables Purchase Agreement dated as of September 1, 2000, by and between TMCRC, as purchaser, and TMCC, as seller.

   4.4 Trust Agreement dated as of September 1, 2000, by and among TMCRC, as depositor, U.S. Bank Trust National Association, as owner trustee, and U.S. Bank Trust National Association, as Delaware co-trustee.

   4.5 Administration Agreement dated as of September 1, 2000, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.